ALPS ETF TRUST ALPS SECTOR LEADERS ETF Ticker: SLDR
Summary Prospectus June 30, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpsfunds.com/regulatory-reports/SLDR. You can also get this information at no cost by calling 866.675.2639, by sending an e-mail request to info@alpsportfoliosolutions.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 30, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to, before fees and expenses, the performance of the S-Network® Sector Leaders Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Other expenses	0.00%
Total annual Fund operating expenses	0.40%

Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$41	$128

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the stocks in the S&P 500 that demonstrate key characteristics associated with growth and quality (“Sector Leaders”) on a sector-by-sector basis. “Sector Leaders” refers to the five stocks in each of nine Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500 which offer the best growth potential. The GICS sectors included combine the telecommunications sector with the information technology sector and exclude investments in real estate investment trusts (“REITS”).

The Underlying Index generally consists of 45 stocks on each quarterly reconstitution date, which is the third Friday of the third month of each calendar quarter. The Underlying Index’s stocks must be constituents of the S&P 500 Index, the leading benchmark index for US large capitalization stocks. The Underlying Index methodology selects the five stocks in each of nine GICS sectors that make up the S&P 500 which demonstrate the best growth potential based on key characteristics associated with growth and quality as of the last business day of November. Individual securities to be included in the Underlying Index are selected based on a two-tiered screening system within each sector that screens stocks based upon quantitative criteria. The first tier screens stocks based on growth characteristics, including growth in earnings per share and growth in sales per share, and the second tier screens stocks based on quality characteristics including debt to equity ratio and return on equity. Eligible stocks are then ranked within each sector based on their growth characteristics and the five highest ranked stocks in each sector are selected for inclusion in Underlying Index. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced quarterly.

The Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”), and its publication began on June 26, 2015. Standard & Poor’s Custom Indices serves as calculation agent. Underlying Index values are distributed to the public via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “SLDRX.”

The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more

ALPS SECTOR LEADERS ETF

Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

Growth Investing Style Risk. While the Underlying Index attempts to identify stocks with growth characteristics, the securities held by the Fund may not experience such growth, which may affect the performance of the Fund. Past growth is not a guarantee of future growth or yield. Also, securities chosen for growth potential may experience greater volatility than other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not commenced investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGER

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. and Ryan Mischker, Manager of Index Management, are responsible for the day to day management of the Fund. Mr. Akins and Mr. Mischker have each served in such capacity since the Fund’s inception.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.